                              Annual Report
                              March 31, 1999

                              Global Long-Short Fund
                              Emerging Markets Focus Fund

                              The Montgomery Partners Series

                  [LETTERHEAD OF INVEST WISELY APPEARS HERE]

                                                 -------------------------------
                                                  The Montgomery Partners Series
                                                 -------------------------------
                                                           Annual Report
                                                 -------------------------------
                                                           March 31, 1999

Performance data quoted in this report represents past performance and is not necessarily indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date for each Fund was December 31, 1997.

Performance figures reflect a partial waiver of fees without which the total returns would have been lower. Fund results in this report are total returns and do not reflect a maximum sales charge of 5.5% (applicable only to shares purchased prior to 1/29/99, for the Global Long-Short Fund), a maximum contingent deferred sales charge (CDSC) of 5% or any applicable redemption fees unless otherwise indicated. Total return reflecting these charges and fees would have been as follows:

Average annual total returns from inception (12/31/97) through 3/31/99:

                                                               Since
                                                             Inception
                                             One Year        (12/31/97)
--------------------------------------------------------------------------------
Montgomery Global
Long-Short Fund               Class R         32.18%           51.73%
                              Class B         33.88%           54.28%
                              Class C         37.81%           49.07%
Montgomery Emerging
Markets Focus Fund            Class A        (18.79)%          (5.70)%
                              Class B        (19.32)%          (2.81)%
                              Class C        (15.82)%           0.47%


There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

The Montgomery Global Long-Short Fund also uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

This information must be preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest.

The Funds are distributed by Funds Distributor, Inc. 5/99

--------------------------------------------------------------------------------
                                   Contents
--------------------------------------------------------------------------------

Portfolio Highlights and Investments

  Global Long-Short Fund ...................................................  2

  Emerging Markets Focus Fund .............................................. 19

Statements of Assets & Liabilities ......................................... 24

Statements of Operations ................................................... 26

Statements of Changes in Net Assets ........................................ 28

Statement of Cash Flows .................................................... 30

Financial Highlights ....................................................... 32

Notes to Financial Statements .............................................. 34

-------------------------------
The Montgomery Partners Series
-------------------------------
   Global Long-Short Fund
-------------------------------
    Portfolio Highlights


--------------------------------------------------------------------------------
                             Portfolio Management
--------------------------------------------------------------------------------

Nancy Kukacka................................................ Portfolio Manager
Angeline Ee.................................................. Portfolio Manager

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                (long positions as a percentage of net assets)

International Integration Corporation..................................... 2.2%
Securicor PLC............................................................. 1.9%
Veritas Software Corporation.............................................. 1.5%
Wet Seal Inc.............................................................. 1.5%
Covad Communications Group Inc............................................ 1.5%
Verisign Inc.............................................................. 1.5%
Softbank Corporation...................................................... 1.5%
Equant NV Registered...................................................... 1.4%
PSA Peugeot Citroen....................................................... 1.4%
Comcast Corporation, Class A.............................................. 1.4%

--------------------------------------------------------------------------------
                              TOP FIVE HOLDINGS
--------------------------------------------------------------------------------
                (long positions as a percentage of net assets)

United States............................................................ 62.2%
Great Britain............................................................ 13.1%
France................................................................... 11.1%
Netherlands..............................................................  5.5%
Brazil...................................................................  3.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Investment Review

Q: What were the major developments in the global markets during the year ended March 31, 1999?

A: Although many developed markets began the fiscal year on a strong note, by the third quarter of 1998 practically every global market was experiencing volatility. The onset of market instability was rooted in the currency crisis that began in Asia in June 1997. The resulting recession in many Asian economies continued to have an unfavorable impact on most Asian markets during the first two quarters of 1998. By August, negative sentiment toward Asia had begun to spread to other emerging markets. The resulting capital flight from this asset class contributed to the collapse of the Russian ruble and concern over possible devaluation in other markets such as Brazil.

Developed markets were not immune to this shift in investor sentiment. Recession in Asia began to negatively impact economic growth and corporate earnings in the United States and Europe after a near 12-month lag. As a result, analysts and economists downgraded their expectations for both economic growth and corporate earnings, causing a "flight to quality" as investors sold riskier assets in favor of large liquid stocks or Treasury bonds.

By the fourth quarter of 1998, however, some measure of investor confidence had been restored. Three interest rate reductions in short succession in the United States and a coordinated rate cut in Europe ahead of the January 1, 1999, introduction of the euro underpinned the notion that central banks in the developed markets would take the action needed to avert an economic crisis. As it also became clear that economies in Asia were beginning to stabilize, developed markets and the markets in emerging Asia rallied strongly.

Since the beginning of 1999, robust economic growth and an Internet buying frenzy have helped spur a rally, albeit very narrowly based, in the U.S. market. Japan has also enjoyed strong returns, driven by optimism that the country's economic problems may finally be near resolution. In Europe, however, a worsening economic outlook has dampened enthusiasm for equities. Meanwhile, results in the emerging markets have varied. Some Asian markets have continued to enjoy solid returns, while the performance of the markets in

                                                 -------------------------------
                                                  The Montgomery Partners Series
                                                 -------------------------------
                                                      Global Long-Short Fund
                                                 -------------------------------
                                                       Portfolio Highlights


eastern Europe has been disappointing. The Latin American markets suffered due to Brazil's currency devaluation in January but have since staged a strong recovery.

Q: How did the Montgomery Global Long-Short Fund perform against this background?

A: We were very pleased with the performance of the Global Long-Short Fund during its first full fiscal year. The Fund returned 39.87% for the one-year period ended March 31, 1999, versus its benchmark, the Morgan Stanley Capital International (MSCI) All-Country World Free Index, which returned 11.36%. The Fund's average annual total return since inception (12/31/97) was 58.75%.

Q: To what extent did the Fund's long-short strategy positively contribute to performance?

A: The Fund's performance over the course of the fiscal year was driven primarily by strong stock selection and the Fund's strategy, which enables us to hedge the portfolio's long positions to reduce volatility. Although the Montgomery Global Long-Short Fund has a long bias, unlike typical mutual funds it has the capability to exploit negative as well as positive swings across markets worldwide. The Fund uses short sales as hedges against negative price moves in its long positions or opportunistically, to take advantage of price corrections.

At the beginning of the year, our net long position enabled us to take full advantage of the strong U.S. and European markets, while our short positions helped in a difficult emerging markets environment. The Fund's shorting ability gave it a clear advantage during the periods of greatest volatility in the third quarter of 1998 and first quarter of 1999. At the height of the third-quarter correction in global markets, the Fund's short positions were nearly equal to its long positions, which contributed to the Fund's outperformance against major benchmark indices during the period.

Q: Were there any disappointments over the period?

A: The objective of the Global Long-Short Fund is to seek to achieve above-average returns with reduced volatility. To

--------------------------------------------------------------------------------
                               Fund Performance
--------------------------------------------------------------------------------
           Average annual total returns for the period ended 3/31/99
--------------------------------------------------------------------------------
                       Montgomery Global Long-Short Fund

                                                                 Since Inception
                                                  One Year         (12/31/97)
Class R shares...........                           39.87%           58.75%
Class B shares...........                           38.88%           57.16%
Class C shares...........                           38.81%           49.07%

--------------------------------------------------------------------------------

                     MSCI All-Country World Free Index /1/

                                                                 Since Inception
                                                       One Year     (12/31/97)
 .........................                               11.36%      20.92%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                              Growth of $10,000*

Global Long-Short Fund A   Fund B       Fund C            MSCI World Free
Dec-97                     9450         10000             10000             10000
Jan-98                     9979         10510              9830             10220
Feb-98                     11198        11800             11050             10919
Mar-98                     12020        12650             11850             11385
Apr-98                     12833        13490             12640             11492
May-98                     12871        13530             12670             11274
Jun-98                     13249        13910             13030             11477
Jul-98                     13514        14180             13280             11481
Aug-98                     12767        13390             12540              9872
Sep-98                     12720        13330             12480             10069
Oct-98                     13154        13780             12900             10988
Nov-98                     13665        14310             13390             11655
Dec-98                     14495        15169             14198             12197
Jan-99                     15679        16412             15362             12446
Feb-99                     15060        15785             14774             12133
Mar-99                     16812        17169             16449             12679


/1/ The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities available for purchase by foreigners that are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

* The chart above shows the performance of the Montgomery Global Long-Short Fund's Class R shares since the Fund's inception versus the index. This represents a cumulative return of 68.13%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class R shares and reflects all Fund expenses and the maximum 5.5% sales charge (applicable only to shares purchased prior to 1/29/99). A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $17,169 on March 31, 1999. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Class C shares at inception, December 31, 1997, would have been worth $16,449 on March 31, 1999.

-------------------------------
 The Montgomery Partners Series
-------------------------------
     Global Long-Short Fund
-------------------------------
      Portfolio Highlights


attempt to realize this we have generally maintained at least 20% of the portfolio in short positions at any one time as a hedge against negative movements in our long positions. Our short positions may contribute to underperformance against the benchmark index in a market with strong upward momentum, but we view them as a key element in helping to attain our goal: to provide above-average returns with reduced volatility. The markets worked against our short positions in the fourth quarter of 1998, when the Fund was still relatively conservatively positioned. The loss in relative performance, however, was not significant enough to detract from our overall returns for the year.

Q: Looking forward, how do you view the outlook for global markets, and how is the Fund positioned in relation to this outlook?

A: The Fund currently has approximately 60% of its assets invested in the U.S. market, roughly 30% invested in the European markets, an extremely modest weighting in the Japanese market and about 20% invested in the emerging markets. Reflecting our fairly positive view of the global markets, 70% of the Fund's positions are long and 30% are short. In terms our long positions, we remain focused on businesses and industries that look attractive over the three-year time horizon, such as telecommunications, technology, consumer staples and health care. We are also opportunistically looking to short companies that are either fundamentally weak, misrepresent themselves or have what we consider to be a poor range of products.

U.S equity market: The U.S. economic environment remains very strong, and we are excited by some of the opportunities present in the market. We continue to like select technology stocks and have exposure to the Internet industry through companies that offer investors real, rather than conceptual, earnings growth. We concentrated our short positions in consumer and cyclical stocks in the first quarter and consider these to offer the best shorting opportunities looking forward.

Europe: We are in the process of raising our exposure to Europe. We anticipate a reduction in interest rates by the second half of the year, which should have a positive economic impact; and at current prices, European stocks are very attractively valued. Our investments remain concentrated in markets such as the United Kingdom and France, where the economies are showing signs of improvement and companies have already restructured or are actively restructuring to improve efficiency.

Japan: We do not foresee any significant change in our positioning in the Japanese market. Although the market rallied strongly in the first quarter, we continue to identify better individual stock opportunities in the U.S. market.

Emerging markets: Our largest allocations are in Asia and Latin America. In both these regions we are net long. We continue to like the prospects for companies in Korea and Singapore. In Korea we are concentrating on second-tier companies that have recently restructured, can take advantage of the depreciation of the won and represent good value. In Singapore we continue to favor the banking sector. We believe that the most interesting opportunities in Latin America in the short term are in Brazil and Argentina, where telecommunications and oil stocks are particularly attractive.

_______________________
This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Performance stated is for Class R shares. The Fund also offers Class B and C shares, which have different sales charges and expense levels that may affect performance.

                                                 -------------------------------
                                                  The Montgomery Partners Series
                                                 -------------------------------
                                                      Global Long-Short Fund
                                                 -------------------------------
                                                            Investment

Portfolio Investments

Common Stocks--128.8%


Shares                                                                                      Value
                                                                                           (Note 1)
                                                                                          ----------
Argentina--1.5%
   22,500    Central Constanera SA***(Electric Utilities)................................. $   58,541
  172,000    Perez Companc SA--B***(Oil)..................................................    808,970
    7,300    Telefonos de Argentina, Sponsored ADR (Telephone/Networks)...................    220,825
   14,500    YPF SA, Sponsored ADR (Oil)..................................................    457,656
                                                                                           ----------
                                                                                            1,545,992
                                                                                           ----------
Brazil--2.1%
    9,800    Aracruz Celulose SA, Sponsored ADR (Pulp & Paper)............................    142,100
5,800,000    Banco do Estado de Sao Paulo SA (Banks)......................................    263,790
   37,600    Cia Paranaense de Energi, Sponsored ADR (Electric Utilities).................    282,000
   27,000    Embratel Participacoens SA, ADR+ (Telecommunications/Other)..................    450,562
4,100,000    Petroleo Brasileiro SA (Oil).................................................    454,227
1,000,000    Telec de Sao Paulo SA (Telephone/Regional-Local).............................     75,796
    7,500    Tele Centro Sul Participacoes SA, ADR+ (Telephone/Regional-Local)............    346,406
   13,600    Tele Sudeste Celular Participacoes SA, ADR (Telephone/Regional-Local)........    275,400
                                                                                           ----------
                                                                                            2,290,281
                                                                                           ----------
Canada--2.0%
   22,600    Metronet Communications, Series B***+ (Telephone/Networks)...................  1,243,000
   30,000    Newbridge Networks Corporation+ (Telephone/Networks).........................    930,000
                                                                                           ----------
                                                                                            2,173,000
                                                                                           ----------
Czech Republic--0.2%

   59,000    Komercni Banka AS, GDR+ (Banks)..............................................    233,050
                                                                                           ----------

Estonia--0.3%

   15,000    AS Eesti Telekom, GDR 144A+ (Telephone/Regional-Local).......................    336,750
                                                                                           ----------

Finland--1.2%

    8,250    Nokia Corporation, ADR, Series A***+ (Telecommunications Equipment)..........  1,284,937
                                                                                           ----------

France--11.1%

    3,870    Altran Technologies SA (Information/Business Services).......................    982,661
    5,200    AXA*** (Insurance)...........................................................    689,964
                                                                                           ----------

   The accompanying notes are an integral part of these financial statements

                                                                                                Value
Shares                                                                                         (Note 1)
------                                                                                        ----------
France--continued

   11,330    Banque Nationale de Paris (Banks).............................................   $  986,711
   11,400    Brice***(Apparel & Textiles)..................................................      445,901
   11,400    Canal Plus (Cable Television).................................................    1,174,890
    4,690    Cap Gemini SA*** (Information/Business Services)..............................      785,977
   13,920    Eiffage***(Holding)...........................................................      921,987
      645    Galeries Lafayette***(Retail Trade)...........................................      669,046
    9,900    Marc Orian SA***(Retail Trade)................................................    1,167,038
    3,600    Pathe SA (Entertainment)......................................................      925,773
   10,350    PSA Peugeot Citroen (Auto/Auto Parts).........................................    1,489,600
   10,300    Rexel SA***(Electronics)......................................................      824,114
   11,000    SEB SA (Household Products)...................................................      808,214
                                                                                              ----------
                                                                                              11,871,876
                                                                                              ----------
Germany--2.5%

   18,000    Bayer AG***(Medical Products).................................................      674,881
    6,010    Kinowelt Medien AG+ (Entertainment)...........................................    1,039,009
    8,000    Mannesmann AG (Telephone/Wireless)............................................    1,022,586
                                                                                              ----------
                                                                                               2,736,476
                                                                                              ----------
Great Britain--13.1%

   80,300    Amvescap PLC (Investment Management)..........................................      813,914
  315,000    Arcadia Group PLC (Retail Trade)..............................................    1,054,950
   13,000    Arm Holding PLC***+ (Semiconductor)...........................................      566,514
    2,200    Arm Holding, ADR (Semiconductor)..............................................      291,363
  187,500    British Airways PLC (Airlines)................................................    1,300,530
    4,000    COLT Telecom Group, Sponsored ADR (Telephone/Regional-Local)..................      287,375
   32,000    COLT Telecom Group PLC***+ (Telephone/Regional-Local).........................      575,875
  319,000    Cordiant Communications Group PLC (Broadcasting/Advertising)..................      816,062
   32,500    Energis PLC***+ (Telecommunications/Other)....................................      904,324
   66,000    Orange PLC***+ (Telephone/Wireless)...........................................      923,563
   51,500    Pearson PLC (Newspapers/Publishing)...........................................    1,176,162
   46,000    Reckitt & Colman PLC (Cosmetics & Personal Care)..............................      498,919
  205,000    Saatchi & Saatchi PLC (Broadcasting/Advertising)..............................      685,728
  227,000    Securicor PLC (Business Services).............................................    2,020,574
  241,300    Telewest Communications PLC+ (Cable Television)...............................    1,045,695

   The accompanying notes are an integral part of these financial statements

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                       Global Long-Short Fund
                                                  ------------------------------
                                                              Investments

Common Stocks--continued
                                                                                            Value
Shares                                                                                     (Note 1)
------                                                                                     --------
Great Britain--continued

           21,900   Zeneca Group PLC***(Holding)..................................  $     1,036,715
                                                                                    ---------------
                                                                                         13,998,263
                                                                                    ---------------
Greece--0.3%

            8,985   Hellenic Telecommunication Organization SA+
                    (Telephone/Networks)..........................................          218,569
            8,000   Hellenic Telecommunication Organization,
                    ADR***(Telecommunications/Other)..............................           95,200
                                                                                    ---------------
                                                                                            313,769
                                                                                    ---------------
Hong Kong--2.1%

           87,000   Asia Satellite Telecommunication (Telecommunications/Other)...          138,086
          501,000   Axa China Region Ltd. (Insurance).............................          352,339
          134,000   Citic Pacific Ltd. (Holding)..................................          281,850
          339,000   Guangdong Kelon Electrical Holdings Company Ltd.
                    (Home Appliance)..............................................          249,345
           20,000   Hutchison Whampoa Ltd. (Conglomerates)........................          157,430
          143,000   New World Development Company Ltd. (Holding)..................          281,405
          270,000   New World Infrastructure Ltd. (Heavy Construction)............          351,894
          270,000   Ng Fung Ltd. (Food & Beverage)................................          205,562
           24,000   Sun Hung Kai Properties Ltd. (Real Estate)....................          179,624
                                                                                    ---------------
                                                                                          2,197,535
                                                                                    ---------------
Hungary--0.6%

            9,250   Magyar Tavkozlesi Rt, ADR (Matav)
                    (Telecommunications Equipment)................................          247,438
           24,000   Matav RT***(Telecommunications/Other).........................          127,972
           11,800   Mol Magyar Olaj - ES Gazipari (Oil)...........................          253,700
                                                                                    ---------------
                                                                                            629,110
                                                                                    ---------------
India--1.1%

           12,300   Ranbaxy Laboratories, GDR+ (Pharmacy/Drugs)...................          207,562
           80,700   Reliance Industries Ltd., Sponsored GDR***+
                    (Apparel & Textiles)..........................................          510,428
            7,400   Reliance Industries Ltd., Sponsored GDR 144A (Conglomerates)..           46,805
           40,000   Videsh Sanchar Nigam Ltd., GDR 144A
                    (Telephone/Long Distance).....................................          399,000
                                                                                    ---------------
                                                                                          1,163,795
                                                                                    ---------------

   The accompanying notes are an integral part of these financial statements.

------------------------------
The Montgomery Partners Series
------------------------------
  Global Long-Short Fund
------------------------------
       Investments

Common Stocks--continued
                                                                                            Value
Shares                                                                                     (Note 1)
------                                                                                     --------
Indonesia--0.4%

           54,100   Gulf Indonesia Resources Ltd.+ (Oil).........................   $       453,087
                                                                                    ---------------
Ireland--0.9%

           23,600   Esat Telecom Group PLC, ADR***+
                    (Telecommunications/Other)...................................           997,100
                                                                                    ---------------
Italy--1.9%

          108,000   Gruppo Editoriale L'Espresso (Newspapers/Publishing).........         1,213,618
          737,000   Seat Pagine Gialle SpA (Newspapers/Publishing)...............           864,017
                                                                                    ---------------
                                                                                          2,077,635
                                                                                    ---------------
Japan--3.5%

          158,000   Fuji Heavy Industries Ltd. (Auto/Auto Parts).................           978,035
          105,000   Makita Corporation (Machinery & Tools).......................         1,171,347
           14,400   Softbank Corporation (Software Systems)......................         1,614,931
                                                                                    ---------------
                                                                                          3,764,313
                                                                                    ---------------
Korea--2.0%

           24,000   Comtec Systems Company Ltd. (Software Systems)...............           145,721
           13,700   Daou Technology Inc.+ (Software Systems).....................            88,319
           45,465   Hankook Tire Company Ltd. (Auto/Auto Parts)..................           255,671
              680   Hansol Paper Company (Pulp & Paper)..........................             8,452
           18,600   Hyundai Industrial Development & Construction Company
                    (Heavy Construction).........................................           197,066
            5,500   Korea Telecom Corporation (Telecommunications/Other).........           214,442
           29,600   LG Electronics (Electronics).................................           393,219
           15,900   Pohang Iron & Steel Company Ltd., ADR (Steel)................           284,212
            1,900   Samsung Electronics Company (F) (Electronics)................           147,107
           55,140   Shinhan Bank (Banks).........................................           447,142
                                                                                    ---------------
                                                                                          2,181,351
                                                                                    ---------------
Mexico--1.1%

            7,300   Coca Cola Femsa SA, Sponsored ADR (Food & Beverage)..........           119,081
          560,000   Grupo Financiero Banamex (Banks).............................           191,835
           42,900   Grupo Radio Centro SA, Sponsored ADR+
                    (Broadcasting/Advertising)...................................           235,950
           36,000   Organizacion Soriana SA, Series B (Retail Trade).............           124,458
            3,400   Telefonos de Mexico, ADR (Telephone/Networks)................           222,700

    The accompanying notes are an integral parts of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                       Global Long-Short Fund
                                                  ------------------------------
                                                              Investments

Common Stocks--continued
                                                                                            Value
Shares                                                                                     (Note 1)
------                                                                                     --------
Mexico--continued

           38,100   TV Azteca SA, Sponsored ADR (Cable Television)...............   $       238,125
                                                                                    ---------------
                                                                                          1,132,149
                                                                                    ---------------
Netherlands--5.5%

           25,000   ASM Lithography Holding NV+ (Semiconductor)..................         1,121,875
           19,900   Equant NV Registered (Software Systems)......................         1,497,475
           13,000   Gucci Group NV*** (Retail Trade).............................         1,046,500
           36,400   Ordina Beheer NV***+ (Information/Business Services).........           959,657
           16,800   United Pan-Europe Communications NV+ (Cable Television)......           658,932
           25,000   Vedior NV (Business Services)................................           579,418
                                                                                    ---------------
                                                                                          5,863,857
                                                                                    ---------------
Norway--0.4%

           29,500   Petroleum Geo-Services, Sponsored ADR+ (Oilfield Equipment)..           449,875
                                                                                    ---------------
Philippines--0.2%

          650,000   Cosmos Bottling Company*** (Food & Beverage).................            52,000
        2,300,000   International Container Terminal Services Inc.***+
                    (Shipping)...................................................           154,323
                                                                                    ---------------
                                                                                            206,323
                                                                                    ---------------
Poland--0.3%

           17,100   Agora SA, GDR 144A+ (Newspapers/Publishing)..................           186,390
           12,500   Elektrim Spolka Akcyjna SA (Electrical Equipment)............           132,979
                                                                                    ---------------
                                                                                            319,369
                                                                                    ---------------
Russia--0.2%

           30,400   Surgutneftegaz, Sponsored ADR** (Oil)........................           194,560
                                                                                    ---------------
Singapore--3.3%

           54,000   City Developments Ltd. (Real Estate).........................           281,494
           38,000   Cycle & Carriage Ltd. (Consumer Services)....................           160,672
          256,000   DBS Land (Real Estate).......................................           378,106
          740,000   Keppel Land Ltd.*** (Real Estate)............................           878,656
          116,000   Keppel Tatlee Bank Ltd.*** (Banks)...........................           195,517

    The accompanying notes are an integral part of these financial statements.

------------------------------
The Montgomery Partners Series
------------------------------
   Global Long-Short Fund
------------------------------
        Investments

Common Stocks--continued
                                                                                            Value
Shares                                                                                     (Note 1)
------                                                                                     --------
Singapore--continued

          333,000   MCL Land Ltd. (Real Estate)..................................   $       281,599
          528,000   MMI Holdings Ltd. (Electronics)..............................           324,170
          180,000   Sembcorp Industries Ltd. (Holding)...........................           197,046
           73,000   Venture Manufacturing Ltd. (Electronics).....................           329,800
          688,000   Wing Tai Holdings (Holding)..................................           557,892
                                                                                    ---------------
                                                                                          3,584,952
                                                                                    ---------------
South Africa--2.0%

           98,100   ABSA Group Ltd. (Banks)......................................           469,664
            7,815   Anglogold*** (Metals & Mining)...............................           314,541
           45,800   Barlow Ltd. (Conglomerates)..................................           245,287
           13,600   De Beers Consolidated Mines, ADR*** (Metals & Mining)........           258,400
            1,024   Edgars Stores Ltd. (Retail Trade)............................             5,285
           14,630   JCI Gold Limited (Holding)...................................             9,379
           20,000   Liberty Life Association of Africa Ltd.*** (Insurance).......           248,955
           16,800   Nedcor Bank Ltd. (Banks).....................................           375,166
           52,000   Theta Group Ltd. (Investment Management).....................           177,222
                                                                                    ---------------
                                                                                          2,103,899
                                                                                    ---------------
Spain--1.0%

           96,000   Prosegur, CIA de Seguridad SA (Business Services)............         1,043,504
                                                                                    ---------------
Sweden--2.5%

           26,500   Ericsson (L.M.) Telephone Company, Sponsored ADR***
                    (Telecommunications Equipment)...............................           631,859
           67,100   Modern Times Group, B Shares (Cable Television)..............         1,213,241
           27,000   Scandic Hotels AB*** (Lodging)...............................           775,843
                                                                                    ---------------
                                                                                          2,620,943
                                                                                    ---------------
Switzerland--0.7%

            2,400   UBS AG--Registered (Banks)...................................           755,330
                                                                                    ---------------
Taiwan--1.0%

          165,000   ASE Test Ltd.,TDR+ (Semiconductor)...........................           179,213
           31,000   Hon Hai Precision Industry+ (Electronics)....................           165,545
          165,000   Standard Foods Taiwan Ltd. (Food & Beverage).................           188,173

    The accompanying notes are an integral part of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                       Global Long-short Fund
                                                  ------------------------------
                                                  Investments

Common Stocks-continued
                                                                                                              Value
Shares                                                                                                      (Note 1)
------                                                                                                      --------
Taiwan-continued

     28,000   Taiwan Semiconductor Manufacturing Company, ADR (Semiconductor)..........................     $    87,856
      2,700   Taiwan Semiconductor Manufacturing Company+ (Semiconductor)..............................          63,787
     29,000   Ulead Systems Inc.+ (Software Systems)...................................................         108,493
     54,000   United Micro Electronics Corporation (Semiconductor).....................................          93,679
    120,000   Winbond Electronics Corporation (Electronics)............................................         141,922
                                                                                                            -----------
                                                                                                              1,028,668
                                                                                                            -----------
Thailand--0.5%
     30,000   PTT Exploration & Production (Oil).......................................................         234,856
     96,200   Shin Corporations PLC (F)*** (Computers & Office Equipment)..............................         251,034
    215,703   United Broadcasting Corporation***+ (Cable Television)...................................          86,155
                                                                                                            -----------
                                                                                                                572,045
                                                                                                            -----------
Turkey--1.1%
  9,220,000   Akbank T.A.S. (Banks)....................................................................         296,582
 80,600,000   Yapi Kredi Koray Gayrimenkul (Real Estate)...............................................         626,565
     16,300   Yapi Ve Kredi Bankasi, GDR (Banks).......................................................         297,883
                                                                                                            -----------
                                                                                                              1,221,030
                                                                                                            -----------
United States--62.2%
     17,700   AT&T Corporation Liberty Media, Class A+ (Telephone/Networks)............................         931,463
     40,000   Adaptec Inc.+ (Telephone/Networks).......................................................         911,250
     74,750   Administaff Inc.***+ (Business Services).................................................         971,750
     15,000   American Home Products Corporation*** (Pharmacy/Drugs)...................................         978,750
      8,000   America Online Inc. (Information/Business Services)......................................       1,168,000
     25,600   AnnTaylor Stores Corporation (Retail Trade)..............................................       1,131,200
     10,000   Ascend Communications Inc.***+
              (Telecommunications Equipment)...........................................................         837,187
     17,000   AXENT Technologies Inc.***+ (Software Systems)...........................................         410,656
     28,000   Ballys Total Fitness Corporation+ (Leisure Time).........................................         668,500
     16,100   Bebe Stores Inc.+ (Apparel & Textiles)...................................................         656,075
     34,500   Becton Dickinson & Company*** (Medical Products).........................................       1,321,781
     25,000   BMC Software Inc.+ (Software Systems)....................................................         927,344
     20,500   Centocor Inc.+ (Biotechnology)...........................................................         757,219
     29,500   Cerus Corporation+ (Biotechnology).......................................................         649,922
     23,000   Checkfree Holding Corporation+ (Information/Business Services)...........................         979,656

 The accompanying notes are an integral part of these financial statements.

-------------------------------
The Montgomery Partners Series
-------------------------------
     Global Long-Short Fund
-------------------------------
Investments

Common Stocks-continued
                                                                                                                Value
Shares                                                                                                         (Note 1)
------                                                                                                         --------
United States-continued
     17,500   Circuit City Stores Inc. (Retail Trade)......................................................    1,340,937
      7,500   Cisco Systems***+(Telephone/Networks)........................................................      821,953
     16,000   Citigroup Inc. (Banks).......................................................................    1,022,000
     23,000   Comcast Corporation, Class A*** (Cable Television)...........................................    1,448,281
     43,000   ConexantSystems Inc.+ (Semiconductor)........................................................    1,189,219
     24,700   Consolidated Graphics Inc.***+ (Business Services)...........................................    1,426,425
     25,000   Cooper Cameron Corporation+ (Oilfield Equipment).............................................      846,875
     24,800   Covad Communications Group, Inc.+ (Telecommunications/Other).................................    1,633,700
     32,800   Cymer Inc.+ (Semiconductor)..................................................................      653,950
      6,000   Doubleclick Inc.***+ (Information/Business Services).........................................    1,092,563
     37,000   Drill-Quip Inc.***+ (Oilfield Equipment).....................................................      816,312
     11,250   Entertainment Inc.+ (Cable Television).......................................................      106,172
     15,220   Firstar Corporation*** (Banks)...............................................................    1,362,190
     22,500   Forest Laboratories Inc.***+ (Pharmacy/Drugs)................................................    1,268,438
     39,000   Fox Entertainment Group, Class A***+ (Broadcasting/Advertising)..............................    1,057,875
     51,000   General Nutrition Companies, Inc.*** (Retail Trade)..........................................      712,406
     22,900   Global TeleSystems Group Inc.***+ (Telephone/Networks).......................................    1,280,253
     40,000   Infinity Broadcasting Corporation (Broadcasting/Advertising).................................    1,030,000
     72,500   International Integration Corporation***+ (Information/Business Services)....................    2,381,172
     20,000   International Network Services***+ (Information/Business Services)...........................    1,398,125
     10,000   Intuit Inc.***+ (Information/Business Services)..............................................    1,017,187
     28,500   Keane Inc.+ (Information/Business Services)..................................................      607,406
     18,500   Linens 'N Things Inc.+ (Retail Trade)........................................................      839,438
     16,000   MCI WorldCom, Inc. (Telephone/Long Distance).................................................    1,416,500
     16,500   Micron Technology Inc.+ (Semiconductor)......................................................      796,125
     19,000   New Era of Networks Inc.***+ (Software Systems)..............................................    1,287,250
     15,200   Noble Drilling Corporation+ (Oilfield Equipment).............................................      263,150
      7,500   PathoGenesis Corporation+ (Biotechnology)....................................................      100,078
     31,500   Peregrine Systems Inc.+(Software Systems)....................................................    1,055,250
      8,100   Priceline.com Inc.+ (Information/Business Services)..........................................      671,034
     15,500   Rambus Inc.***+ (Semiconductor)..............................................................      996,844
      8,300   Restoration Hardware Inc.+(Retail Trade).....................................................      181,044
     45,000   SAKS Holdings Inc.***+ (Retail Trade)........................................................    1,170,000
     17,000   Sangstat Medical Corporation***+ (Medical Products)..........................................      209,844
     12,500   Securities First Technologies+ (Information/Business Services)...............................      912,500
     14,600   Snyder Communications Inc.*** (Broadcasting/Advertising).....................................      406,975

     The accompanying notes are an integral part of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                       Global Long-Short Fund
                                                  ------------------------------
                                                  Investments

Common Stocks-continued
                                                                                       Value
Shares                                                                               (Note 1)
------                                                                               ------------
United States-continued

        8,000  Sun Microsystems Inc.***+ (Software Systems)........................  $  1,000,250
       23,000  Synetic Inc.*** (Health Care Services)..............................     1,283,687
       33,500  The Men's Wearhouse Inc.*** (Retail Trade)..........................       966,266
       44,000  The Sports Authority Inc.+ (Retail Trade)...........................       321,750
       18,500  Teligent Inc., Class A+ (Telephone/Wireless)........................       767,750
       16,000  Teradyne Inc.*** (Semiconductor)....................................       873,000
       10,500  Texas Instruments Inc.*** (Semiconductor)...........................     1,042,125
       51,700  Trans World Entertainment Corporation***+ (Retail Trade)............       580,009
       12,000  Uniphase Corporation***+ (Semiconductor)............................     1,379,250
        7,000  United International Holdings Inc., Class A+ (Cable Television).....       303,625
       20,000  U.S. Foodservice+ (Food & Beverage).................................       930,000
       23,000  USWeb Corporation***+ (Information/Business Services)...............       947,312
       10,500  Verisign Inc.***+ (Information/Business Services)...................     1,617,656
       20,500  Veritas Software Corporation***+ (Software Systems).................     1,652,813
       13,000  Warner Lambert Company*** (Pharmacy/Drugs)..........................       860,437
       28,400  Weatherford International***+ (Oilfield Equipment)..................       741,950
       44,500  Wet Seal Inc., Class A***+ (Specialty Apparel Retail)...............     1,643,719
       29,500  Xilinx Inc.+ (Semiconductor)........................................     1,195,672
        9,600  Ziff-Davis Inc.+ (Information/Business Services)....................       345,600
                                                                                     ------------
               ....................................................................    66,573,095
                                                                                     ------------
TOTAL COMMON STOCKS (Cost $121,344,402)                                               137,917,919
                                                                                     ============
Preferred Stocks--2.7%

Brazil--1.5%
   41,100,000  Cia Paranaense de Energi (Electric Utilities).......................       310,107
       12,300  Cia Vale do Rio Doce A (Metals & Mining)............................       181,093
       11,500  Telebras SA (Holding)...............................................       927,187
    3,800,000  Telesp Celular SA, Series B+ (Telephone/Wireless)...................       141,808
                                                                                     ------------
                                                                                        1,560,195
                                                                                     ------------
Germany--0.7%
          324  Porsche AG*** (Auto/Auto Parts).....................................       796,437
                                                                                     ------------

The accompaying notes are an integral part of these financial statements

------------------------------
The Montgomery Partners Series
------------------------------
     Global Long-Short Fund
------------------------------
Investments

Preferred Stocks-continued
Korea--0.5%
     15,200   Samsung Electronics NV (Electronics)....................................................   481,891
                                                                                                      ----------
TOTAL PREFERRED STOCKS (Cost $2,705,268)                                                              $2,838,523
                                                                                                      ==========
Warrants--0.0%++ (Cost $0)
Thailand--0.0%++
    350,000   Security One Public Company Ltd.***, Warrants, Expire 05/31/01+ (Investment Management).    20,503

                                                                     Expiration        Strike             Value
Number of Contracts                                                    Date             Price            (Note 1)
                                                                     ----------        ------            -------
Put Options Purchased--0.0%++
          5   Telebras SA (Holding)                                   04/17/99         $  60             $     0
         13   Telefonos de Mexico (Telecommunications/Other)          05/22/99         $  40                 325
                                                                                                        --------
TOTAL PUT OPTIONS PURCHASED (Cost $8,092)                                                                    325
                                                                                                     ===========
TOTAL INVESTMENTS--131.5% (Cost $124,057,762*)                                                       140,777,270
TOTAL SHORT SALES--(37.1)% (Proceeds $35,894,589)                                                    (39,731,904)
TOTAL OPTIONS WRITTEN--0.0%++ (Premium Received $25,273) (Note 5)                                        (19,250)
OTHER ASSETS AND LIABILITIES--5.6% (Net)                                                               6,068,396
                                                                                                    ============
NET ASSETS--100.0%                                                                                  $107,094,512
                                                                                                    ============

________________________________________
*        Aggregate cost for federal tax purposes.
**       Illiquid security (see note 1 to Financial Statements).
***      Security, or a portion thereof, designated as short sale collateral.
+        Non-income-producing security.
++       Amount represents less than 0.1%.
144A Security registered under Section 144A. Such securities represent 0.9% of net assets.

Abbreviations:
ADR      American Depositary Receipt
(F)      Foreign or Alien Shares
GDR      Global Depositary Receipt
TDR      Taiwan Depositary Receipt

  The accompanying notes are an integral part of these financial statements.

                                                 -------------------------------
                                                 The Montogomery Partners Series
                                                 -------------------------------
                                                      Global Long-Short Fund
                                                 -------------------------------
                                                        Investments

SCHEDULE OF SHORT SALES

Short Sales--37.1%

                                                                                                     Value
Shares                                                                                Proceeds      (Note 1)
------                                                                                --------      --------
Argentina--0.2%
     22,400        Banco Rio de la Plata SA, ADR (Banks).........................    $   211,673  $   215,600
                                                                                     -----------  -----------

France--1.5%
     18,000        Dassault Systemes SA, ADR (Computers & Office Equipment)......        738,163      661,500
      2,905        Essilor International (Cosmetics & Personal Care).............      1,056,987      969,906
                                                                                     -----------  -----------
                                                                                       1,795,150    1,631,406
                                                                                     -----------  -----------

Germany--0.5%
      6,080        Adidas AG (Footwear)..........................................        625,089      542,964
                                                                                     -----------  -----------

Great Britain--2.6%
     82,200        F.I. Group PLC (Information/Business Services)................        343,038      441,130
     62,700        Kingfisher PLC (Retail Trade).................................        567,085      789,343
     67,500        Sema Group PLC (Information/Business Services)................        628,634      761,526
    134,300        Rentokil Initial PLC (Consumer Services)......................        837,452      825,856
                                                                                     -----------  -----------
                                                                                       2,376,209    2,817,855
                                                                                     -----------  -----------

Hong Kong--0.3%
    137,000        Cathay Pacific Airways (Airlines).............................        147,878      157,339
        600        HSBC Holdings PLC, Sponsored ADR (Banks)......................        155,395      188,700
                                                                                     -----------  -----------
                                                                                         303,273      346,039
                                                                                     -----------  -----------

India--0.4%
     18,200        BSES Ltd., GDR (Electric Utilities)...........................        195,650      179,725
      5,200        Infosys Technologies Ltd., ADR (Software Systems).............        215,143      225,225
                                                                                     -----------  -----------
                                                                                         410,793      404,950
                                                                                     -----------  -----------

Japan--1.9%
     44,000        Ibiden Company Ltd. (Machinery & Tools).......................        708,288      724,942
     43,000        Kurita Water Industries Ltd. (Machinery & Tools)..............        701,376      703,745
     56,000        NGK Spark Plug Company, Ltd. (Auto/Auto Parts)................        641,777      645,999
                                                                                     -----------  -----------
                                                                                       2,051,441    2,074,686
                                                                                     -----------  -----------

   The accompanying notes are an integral part of these financial statements

-------------------------------
The Montogomery Partners Series
-------------------------------
   Global Long-Short Fund
-------------------------------
      Investments

Short Sales--continued

                                                                                                     Value
Shares                                                                                Proceeds      (Note 1)
------                                                                                --------      --------
Mexico--0.6%
     89,000        Grupo Modelo SA, Series C (Food & Beverage)....................   $   217,875  $   228,193
     62,000        Kimberly-Clark de Mexico, Series A (Pulp & Paper)..............       217,553      233,563
      6,200        Telesp Celular Participacoes SA, ADR (Telephone/Wireless)......       136,957      129,813
                                                                                     -----------  -----------
                                                                                         572,385      591,569
                                                                                     -----------  -----------

Netherlands--0.9%
     11,100        Hagemeyer NV (Retail Trade)....................................       371,539      341,816
     12,600        Ranstad Holdings (Business Services)...........................       665,086      566,355
                                                                                     -----------  -----------
                                                                                       1,036,625      908,171
                                                                                     -----------  -----------

Philippines--0.1%
     45,000        Manila Electric Company, Class B (Electric Utilities)..........       148,492      148,645
                                                                                     -----------  -----------

Singapore--0.5%
      8,800        Creative Technology Ltd. (Computers & Office Equipment)........       104,260      102,450
    166,000        Natsteel Ltd. (Steel)..........................................       153,226      174,028
     40,000        Singapore Airlines Ltd. (F) (Airlines).........................       300,979      289,603
                                                                                     -----------  -----------
                                                                                         558,465      566,081
                                                                                     -----------  -----------

Spain--2.1%
     50,000        Banco Bilbao Vizcaya SA (Banks)................................       648,813      745,545
      9,300        Repsol SA, Sponsored ADR (Oil).................................       498,407      476,625
    134,600        TelePizza SA (Food & Beverage).................................     1,016,500    1,028,228
                                                                                     -----------  -----------
                                                                                       2,163,720    2,250,398
                                                                                     -----------  -----------

Sweden--0.5%
     21,000        Atlas Copco AB, Series B (Machinery & Tools)...................       484,949      557,409
                                                                                     -----------  -----------

Switzerland--0.9%
      4,500        CIBA Specialty Chemicals (Chemicals)...........................       562,490      350,254
      1,030        Rieter Holdings AG (Machinery & Tools).........................       601,886      586,978
                                                                                     -----------  -----------
                                                                                       1,164,376      937,232
                                                                                     -----------  -----------

   The accompanying notes are an integral part of these financial statements

                                                 -------------------------------
                                                 The Montogomery Partners Series
                                                 -------------------------------
                                                       Global Long-Short Fund
                                                 -------------------------------
                                                             Investments

Short Sales--continued

                                                                                                     Value
Shares                                                                                Proceeds      (Note 1)
------                                                                                --------      --------
Taiwan--0.2%
      8,300        Taiwan Semiconductor Manufacturing Company, ADR (Semiconductor).. $   171,105  $   196,088
                                                                                     -----------  -----------
United States--23.9%
     16,000        American Eagle Outfitters (Retail Trade).........................     764,791    1,146,500
     23,000        Apple Computer Inc. (Computers & Office Equipment)...............     855,159      827,281
     22,500        Autozone Inc. (Retail Trade).....................................     754,232      683,438
     20,000        Barnes & Noble Inc. (Retail Trade)...............................     675,277      642,500
     26,500        Bed Bath & Beyond Inc. (Retail Trade)............................     556,117      967,250
     30,000        Beringer Wine Estates, Series B (Food & Beverage)................   1,069,735    1,080,937
     17,600        Children's (The) Place Retail Stores, Inc. (Retail Trade)........     510,841      474,650
     13,600        Cintas Corporation (Apparel & Textiles)..........................     622,954      888,675
     28,000        Darden Restaurants Inc. (Restaurants)............................     439,879      577,500
     40,000        Delia's Inc. (Retail Trade)......................................     694,916    1,258,750
     26,000        Dollar General Corporation (Retail Trade)........................     714,322      884,000
     13,000        Dollar Tree Stores (Retail Trade)................................     400,112      400,969
     23,000        Ecolab Inc. (Chemicals)..........................................     700,499      816,500
     39,000        Helen of Troy Ltd. (Cosmetics & Personal Care)...................     574,724      505,781
     35,000        Hollywood Entertainment Corporation (Entertainment)..............     850,582      652,969
      7,600        i2 Technologies Inc. (Software Systems)..........................      90,485      202,113
     29,000        Intimate Brands Inc. (Retail Trade)..............................     739,181    1,395,625
     17,750        Lamar Advertising (Broadcasting/Advertising).....................     383,592      602,945
      5,000        Merck & Company Inc. (Pharmacy/Drugs)............................     313,755      400,937
     30,300        Miami Computer Supply Corporation (Computers & Office Equipment).     602,192      605,053
      3,500        Nacco Industries Inc., Class A (Machinery & Tools)...............     406,870      259,219
     17,000        Nike Inc., Class B (Footwear)....................................     680,333      980,688
     10,000        PC Connection Inc. (Computers & Office Equipment)................     130,308      173,750
     12,000        Perot Systems Corporation, Class A (Information/Business Services)    808,371      307,500
     16,700        Pomeroy Computer Resources Inc. (Information/Business Services)..     229,301      216,056
     22,000        Rent-A-Center Inc. (Diversified Financial Services)..............     546,658      633,875
     18,500        Restoration Hardware Inc. (Retail Trade).........................     550,614      403,531
     13,200        Siebel Systems Inc. (Software Systems)...........................     591,069      624,525
     24,000        Staples Inc. (Retail Trade)......................................     472,984      789,000
     44,000        Starbucks Corporation (Food & Beverage)..........................     958,191    1,234,750
      6,000        ST Microelectronics (Semiconductor)..............................     259,110      582,750
     11,400        Tiffany & Company (Retail Trade).................................     591,041      852,150
     18,500        Timberland Company, Class A (Footwear)...........................     805,157    1,166,656

   The accompanying notes are an integral part of these financial statements

-------------------------------
The Montgomery Partners Series
-------------------------------
    Global Long-Short Fund
-------------------------------
         Investments

Short Sales--continued

                                                                                    Value
Shares                                                                 Proceeds    (Note 1)
------                                                               -----------  -----------
United states--continued

     26,000             Ultratech Stepper Inc. (Semiconductor).....  $   468,172  $   364,000
      7,200             Wild Oats Markets Inc. (Food & Beverage)...      194,393      194,850
     22,000             Whole Foods Markets Inc. (Food & Beverage).      764,474      756,250
     18,300             Vail Resorts Inc. (Leisure Time)...........      350,402      290,513
     14,800             VF Corporation (Apparel & Textiles)........      700,051      698,375
                                                                     -----------  -----------
                                                                      21,820,844   25,542,811
                                                                     -----------  -----------
TOTAL SHORT SALES                                                    $35,894,589  $39,731,904
                                                                     ===========  ===========

________________________________
Abbreviations:
ADR  American Depositary Receipt
(F)  Foreign or Alien Shares

  The accompanying notes are an integral part of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                   Emerging Markets Focus Funds
                                                  ------------------------------
                                                       Portfolio Highlights

                               INVESTMENT REVIEW

Q: What were the major developments in the emerging markets during the year ended March 31, 1999?

A: The past year has been extremely challenging for emerging markets investors. Of the 24 countries that constitute the emerging markets benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, only four-- South Korea, Greece, Israel and Jordan--ended the fiscal year in positive territory.

The poor overall performance of the index resulted from the continued effects of the Asian currency crisis, which started in Thailand in mid-1997 and quickly spread to neighboring countries. Asian markets remained in a slump during the first half of the fiscal year due to the high interest rate legacy of the crisis. This served to dampen interest in other emerging markets. Sentiment toward the emerging markets turned even more negative following the August 1998 devaluation of the Russian ruble, caused by a combination of weak oil prices and macroeconomic imbalances, which resulted in a loss of investor confidence in the market. Russia's difficulties resulted in capital flight from any emerging country with market liquidity and perceived financial imbalances. Brazil, which was finally forced to devalue its currency in January 1999, proved to be the final casualty of this trend.

Although the investment environment in the emerging markets was extremely difficult in the first half of the year, by the second half the situation began to improve, and positive sentiment toward many Asian markets returned. It became clear that these economies had finally bottomed out and, as a result, many markets in the region rallied strongly. Emerging markets in Europe also staged a recovery. In another positive development, markets in Latin America were not as badly affected by Brazil's January 1999 currency devaluation as had been feared, and even the Brazilian market began to recover by fiscal year end. In spite of these developments, however, most markets failed to regain the levels at which they were trading a year earlier.

Q: How did the Montgomery Emerging Markets Focus Fund perform against this background?

A: The Emerging Markets Focus Fund performed extremely well under such difficult circumstances. Although the Fund

                        ------------------------------
                        The Montgomery Partners Series
                          Emerging Markets Focus Fund
                             Portfolio Highlights

                             --------------------
                             PORTFOLIO MANAGEMENT
                             --------------------
Josephine S. Jimenez, CFA...................  Senior Portfolio Manager

                               ----------------
                               TOP TEN HOLDINGS
                               ----------------

                        (as a percentage of net assets)

Pacific Internet Ltd....................................        5.9%
Samsung Electronics Company.............................        5.1%
Korea Electric Power Corporation, ADR...................        4.8%
Grupo Carso Global Teleco...............................        4.7%
Telefonos de Mexico SA, ADR.............................        4.2%
Aracruz Celulose SA, Sponsored ADR......................        4.1%
Al-Ahram Beverages Company..............................        4.0%
Gold Fields Ltd.........................................        3.8%
Petroleo Brasileiro SA..................................        3.7%
Grupo Financiero Banamex................................        3.7%

                              -----------------
                              TOP FIVE HOLDINGS
                              -----------------

                        (as a percentage of net assets)

Brazil..................................................       16.8%
Mexico..................................................       15.9%
South Africa............................................       14.6%
South Korea.............................................       10.3%
Egypt...................................................        7.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

-------------------------------
The Montgomery Partners Series
-------------------------------
Emerging Market Focus Fund
-------------------------------
     Portfolio Highlights

returned (14.04)% for the one-year period ended March 31, 1999, it outpaced its benchmark, the MSCI Emerging Markets Free Index, which returned (20.95)%. The Fund's average annual total return since inception (12/31/97) was (1.33)%.

Q: To what extent did the Fund's focused strategy positively contribute to performance?

A: The Fund's strategy was instrumental in achieving its strong relative performance. Unlike regular emerging markets funds, the Emerging Markets Focus Fund concentrates its investments in a minimum of three to a maximum of 10 emerging markets, and up to 50% of assets may be invested in a single market. Country allocation and individual stock selection is determined using a disciplined strategy combining macroeconomic analysis and original company research to identify the most attractive markets and stocks. The Fund mainly invests in large-cap markets and issues.

This strategy, combined with our opportunistic management style, allowed the Fund to steer clear of many of the problems in the emerging markets and move assets very efficiently. At the height of the instability, the Fund was invested in only three emerging countries. Moreover, during the course of the year we used our ability to concentrate up to 50% of the Fund in one market to our advantage. By investing a significant portion of assets in Greece, we were able to achieve less volatile returns than the average emerging markets fund.

Our strategy of focusing the Fund's investments in large-cap stocks also boosted performance. Over the past year, the largest, most liquid investments have outperformed. The superior liquidity of these issues helped when we needed to exit positions quickly or reenter a certain market. In the second half of the fiscal year, the latter consideration became particularly important. As markets such as Korea and Brazil began to show signs of improvement, we were able to move swiftly into stocks where we recognized the greatest opportunities, boosting the Fund's overall returns.

Q: Were there any holdings that detracted from performance over the period?

A: We were fortunate that even in such a difficult investment environment there were no significant disappointments during the year. During the period of greatest market

                               ----------------
                               FUND PERFORMANCE
                               ----------------
           Average annual total returns for the period ended 3/31/99
           ---------------------------------------------------------
                     Montgomery Emerging Markets Free Fund

                                                                            Since Inception
                                                             One Year         (12/31/97)
Class A shares...........................................    (14.04)%         (1.33)%
Class B shares...........................................    (15.13)%          0.39%
Class C shares...........................................    (14.98)%          0.47%

--------------------------------------------------------------------------------

                       MSCI Emerging Markets Free Index/1/

                                                                            Since Inception
                                                             One Year         (12/31/97)
 .........................................................    (20.95)%         (13.08)%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Emerging Markets    Fund A  MSCI EMIndex(GD)
Dec-97                9450            10000
Jan-98                8949             9216
Feb-98                9998            10178
Mar-98               10801            10619
Apr-98               11331            10504
May-98                9790             9064
Jun-98                8826             8113
Jul-98                9081             8371
Aug-98                6558             5950
Sep-98                7258             6328
Oct-98                7825             6994
Nov-98                8032             7576
Dec-98                7489             7466
Jan-99                7846             7346
Feb-99                7740             7417
Mar-99                9293             8395

1 The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities available for purchase by foreigners that are within the equity markets of approximately 25 emerging markets countries.
* The chart above shows the performance of the Montgomery Emerging Markets Focus Fund's Class A shares since the Fund's inception versus the index. This represents a cumulative return of (7.07)%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 5.5% sales charge. A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $9,651 on March 31, 1999. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Class C shares at inception, December 31, 1997, would have been worth $10,058 on March 31, 1999.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                    Emerging Market Focus Funds
                                                  ------------------------------
                                                       Portfolio Highlights

volatility, September 1998, we were surprised by the magnitude of capital flight from Brazil. But in any event, when the real was devalued in January, the Fund did not have any investments in Latin America, and this absence helped performance. Once the Brazilian real was devalued, we initiated investments in Brazil and further raised exposure there when the exchange rate hit R$2.30 to the U.S. dollar. Since then the real has strengthened to R$1.72 to the dollar. Our decision to invest in Mexico in February also contributed to our outperformance.

Q: Looking forward, how do you view the outlook for emerging markets, and how is the Fund positioned in relation to this outlook?

A: As evidence of the degree to which investor sentiment has improved toward emerging markets as a whole, the Emerging Markets Focus Fund is currently invested in eight countries. We are comfortable with the portfolio's current positioning, and our stock selection theme reflects the anticipated upturn in the fortunes of emerging markets economies. The Fund is heavily weighted in cyclical stocks, such as pulp and paper, oil and energy, and consumer cyclical-related issues, which we expect may perform well as the emerging economies recover. We also continue to like the prospects for technology. On a geographical basis, we are most excited about the following countries.

Asia: The Fund is currently invested in three markets in Asia: South Korea, China and Singapore. Of these three, our largest presence is in South Korea, which now constitutes 10% of the Fund. The Korean macroeconomic situation is continuing to improve, industrial production has begun to pick up, and the country enjoys a large current account surplus. We particularly favor the technology sector in this market and see room for further appreciation in these stocks.

We have fewer holdings in China and Singapore. Even though the economic outlook for China is not as favorable as that for South Korea, there are companies that we believe can outperform, including Zhejiang (1.6% of assets as of 3/31/99), which operates an expressway. Similarly, there are select stocks in Singapore that we believe will perform well.

Latin America: We have been increasing our holdings in Latin America since the Brazilian real bottomed out in mid-January. This region now accounts for 33% of the Fund's assets. Our investments are concentrated in Brazil and Mexico, both of which have improving fundamentals. In Brazil the inflationary impact of the country's currency devaluation has been less than initially expected by the market, allowing the central bank to begin gradually reducing interest rates. We are also more optimistic about the prospects for Mexico. The government appears to have finally addressed problems in the country's banking sector, and an increase in oil prices may help Mexico's balance of payments. In both these markets, valuations had become very cheap, suggesting that there is plenty of potential upside.

Europe/Africa: The outlook for the markets of central Europe is attractive. We especially like Greece, due to its membership in the European Union and its possible inclusion in the euro group of countries. Nonetheless, because this market has already performed very well, we have elected to reduce the Fund's weighting in Greece and to hold only Titan Cement (3.3% of assets as of 3/31/99), which has recently won, along with Lafarge, the tender for an Egyptian cement company. There is a shortage of cement in Greece, and we expect the sector to post strong volume growth down the road as Greece prepares for the 2004 Olympics.

A strong Egyptian economy and improving economic outlook in South Africa have created some interesting opportunities in Africa for the Fund. In line with our current investment theme, commodities stocks make up the preponderance of issues in the portfolio, especially in South Africa, where the majority of the Fund's exposure is in gold and platinum shares.

In summary, as of this writing the Montgomery Emerging Markets Focus Fund has investments in 23 companies in South Korea, China/Hong Kong, Singapore, Brazil, Mexico, Greece, Egypt and South Africa.

______________________________
There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Performance stated is for Class A shares. The Fund also offers Class B and C shares, which have different sales charges and expense levels that may affect performance.

-------------------------------
The Montgomery Partners Series
-------------------------------
  Emerging Markets Focus Fund
------------------------------
       Investments



Common Stocks--70.8%
                                                                                                                    Value
Shares                                                                                                            (Note 1)
------                                                                                                            ---------
Brazil--11.6%
        5,000   Aracruz Celulose SA, Sponsored ADR (Pulp & Paper)..............................................   $    72,500
        5,500   Centrais Electricas Brasileiras, Sponsored ADR (Electric Utilities)............................        53,625
        2,400   Cia Vale do Rio Doce, ADR (Metals & Mining)....................................................        34,800
          970   Tele Centro Sul Participacoes SA, ADR
                (Telephone/Regional-Local).....................................................................        44,802
                                                                                                                  -----------
                                                                                                                      205,727
                                                                                                                  -----------
China/Hong Kong--1.6%
      162,000   Zhejiang Expressway Company Ltd. (Heavy Construction)..........................................        27,594
                                                                                                                  -----------
Egypt--7.6%
        2,200   Al-Ahram Beverages Company, GDR+ (Food & Beverage).............................................        69,960
        5,600   Egyptian Mobile Phone Network (Telephone/Networks).............................................        64,565
                                                                                                                  -----------
                                                                                                                      134,525
                                                                                                                  -----------
Greece--3.3%
          770   Titan Cement Company (Cement)..................................................................        58,734
                                                                                                                  -----------
Mexico--15.9%
       14,000   Cemex SA (Building Materials)..................................................................        57,153
       16,000   Grupo Carso Global Teleco (Telephone/Networks).................................................        82,972
       30,000   Grupo Financiero Banamex (Banks)...............................................................        64,940
        1,140   Telefonos de Mexico, Sponsored SA, ADR
                (Telephone/Networks)...........................................................................        74,670
                                                                                                                  -----------
                                                                                                                      279,735
                                                                                                                  -----------
Singapore--5.9%
        1,800   Pacific Internet Ltd.+ (Software Systems)......................................................       104,063
                                                                                                                  -----------

South Africa--14.6%
        2,400   Anglo American Platinum Corporation of
                South Africa Ltd. (Metals & Mining)............................................................        38,171
       11,600   Gold Fields Ltd. (Metals & Mining).............................................................        66,926
        3,550   Impala Platinum Holdings Ltd. (Metals & Mining)................................................        61,070
        3,200   Liberty Life Association of Africa Ltd. (Insurance)............................................        39,833
       67,000   Molope Group Ltd., N Shares+ (Food & Beverage).................................................        51,649
                                                                                                                  -----------
                                                                                                                      257,649
                                                                                                                  -----------

      The accompanying notes ar an integral part of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                     Emerging Markets Focus Fund
                                                  ------------------------------
                                                           Investments

Common Stocks-continued
                                                                                                                    Value
Shares                                                                                                            (Note 1)
------                                                                                                            -------
South Korea--10.3%
      6,700  Korea Electric Power Corporation,
             Sponsored ADR (Electric Utilities)...............................................................   $   85,006
          7  SK Telecom Company Ltd. (Telephone/Wireless).....................................................        6,304
      1,160  Samsung Electronics Company (Electronics)........................................................       89,812
                                                                                                                 ----------
                                                                                                                    181,122
                                                                                                                 ----------
TOTAL COMMON STOCKS (Cost $1,056,653)                                                                            $1,249,149
                                                                                                                 ==========
Preferred Stocks--5.2%

Brazil--5.2%
     53,000  Banco do Brasil SA (Banks).......................................................................       27,041
    470,000  Petroleo Brasileiro SA (Oil).....................................................................       65,224
                                                                                                                 ----------
TOTAL PREFERRED STOCKS (Cost $61,462)                                                                            $   92,265
                                                                                                                 ==========
TOTAL INVESTMENTS--76.0% (Cost  $1,118,115*)                                                                      1,341,414
OTHER ASSETS AND LIABILITIES--24.0% (Net)                                                                           422,566
                                                                                                                 ==========
NET ASSETS--100.0%                                                                                               $1,763,980
                                                                                                                 ==========

____________________________________________
*    Aggregate cost for federal tax purposes.
+    Non-income-producing security.

Abbreviations:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

-----------------------------------
The Montgomery Partners Series
-----------------------------------
 Statements of Assets & Liabilities
-----------------------------------
         March 31, 1999

                                                                      Global Long-Short                 Emerging Markets
Assets:                                                                     Fund                          Focus Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities...................................................       $  140,777,270                     $    1,341,414
Cash............................................................           33,700,282                            333,354
Deposit with custodian bank for short sales.....................              423,007                                 --
 Foreign currency, at value (Cost $0 and $67,861, respectively).                   --                             67,445
Receivables:
   Dividends and interest.......................................              240,674                             12,733
   Expenses absorbed by Manager (note 2)........................                   --                             44,876
   Shares of beneficial interest sold...........................            1,577,751                              2,648
   Investment securities sold...................................            9,474,979                            121,916
   From broker for settled equity swap..........................              148,754                                 --
Other assets:
   Prepaid expenses and other assets............................               31,265                                 --
   Organization costs (note 1)..................................               21,242                             15,515
                                                                      --------------------------------------------------
Total Assets....................................................       $  186,395,224                     $    1,939,901

Liabilities:
------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $35,894,589) (note 1).....................       $   39,731,904                     $           --
Options written, at value (premium
received $25,273) (note 1)......................................               19,250                                 --
Forward foreign-currency exchange contracts:
   Net unrealized depreciation of forward
   foreign-currency exchange contracts (note 1).................               10,546                                 --
Equity swap agreements:
   Net unrealized depreciation of equity
   swap agreements (note 1).....................................               50,204                                 --
Payables:
   Investment securities purchased..............................           13,014,630                             70,400
   Foreign currency due to Custodian (cost $214,788)............              828,171                                 --
   Shares of beneficial interest redeemed.......................              225,443                                 --
   Management fees..............................................               65,521                                 --
   Administration fees..........................................                5,610                                 99
   Loans payable................................................           25,000,000                                 --
   Printing fees................................................               11,638                             12,422
   Organization costs...........................................               13,704                              9,399
   Custodian fees...............................................               38,368                              5,810
   Transfer agent fees (note 2).................................               11,765                             11,347
   Trustees' fees and expenses (note 2).........................                1,428                              1,929
   Distribution fees (Class B and Class C shares only) (note 4).               23,335                             38,656
   Shareholder servicing fees (note 4)..........................              131,819                              8,557
   Accrued liabilities and expenses.............................              117,376                             17,302
                                                                       -------------------------------------------------
Total Liabilities...............................................       $   79,300,712                     $      175,921
        Net Assets..............................................       $  107,094,512                     $    1,763,980
Investments at identified cost..................................       $  124,057,762                     $    1,118,115

      The accompanying notes are an integral part of these financial statements.

                                              ----------------------------------
                                                  The Montgomery Partners Series
                                              ----------------------------------
                                              Statements of Assets & Liabilities
                                              ----------------------------------
                                                        March 31, 1999

                                                                          Global Long-Short              Emerging Markets
Net Assets Consist of:                                                          Fund                       Focus Fund
-----------------------------------------------------------------------------------------------------------------------
(Accumulated net investment loss)/(Distributions in excess of net
investment income).....................................................   $     (337,050)                  $   (69,929)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts, written options, equity swaps, futures contracts, foreign-currency transactions and
   securities sold short...............................................        5,740,064                    (1,841,529)
Net unrealized appreciation of investments, forward foreign-currency exchange contracts, written options, equity swaps, foreign-currency
   transactions, securities sold short and other assets................       12,241,897                       223,575
Shares of beneficial interest..........................................           65,495                         1,828
Additional paid-in capital.............................................       89,384,106                     3,450,035
                                                                          --------------------------------------------
Net Assets.............................................................   $  107,094,512                   $ 1,763,980

Net Assets:
-----------------------------------------------------------------------------------------------------------------------
Class R shares.........................................................   $   83,638,361                   $        --
Class A shares.........................................................               --                     1,655,170
Class B shares.........................................................       17,031,077                        16,502
Class C shares.........................................................        6,425,074                        92,308
                                                                          ---------------------------------------------
Net Assets.............................................................   $  107,094,512                   $ 1,763,980

Number of Fund shares outstanding:
Class R shares.........................................................        5,076,797                            --
Class A shares.........................................................               --                       171,844
Class B shares.........................................................        1,048,039                         1,663
Class C shares.........................................................          424,702                         9,298
                                                                          --------------------------------------------
Total Shares...........................................................   $    6,549,538                   $   182,805

Class R shares:
   Net asset value, offering price and redemption price per
   share outstanding...................................................   $        16.47                           N/A
                                                                          --------------
Class A shares:
   Net asset value and redemption price per share outstanding..........              N/A                    $     9.63
                                                                                                            -----------
   Maximum offering price per share (net
   asset value plus sales charge of 5.5% of offering price)............              N/A                    $    10.19
                                                                                                            ----------
Class B shares*:
   Net asset value, offering price and redemption price per
   share outstanding...................................................   $        16.25                    $     9.92
                                                                          --------------------------------------------
Class C shares*:
   Net asset value, offering price and
   redemption price per share outstanding..............................   $        15.13                    $     9.93
                                                                          --------------------------------------------

_______________________________________
(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge (CDSC).

The accompanying notes are an integral part of these financial statements.

------------------------------
The Montgomery Partners Series
------------------------------
     Statement of Operations
------------------------------
          March 31, 1999


                                                                Global Long-Short              Emerging Markets
Net Investment Income:                                              Fund                         Focus Fund
---------------------------------------------------------------------------------------------------------------
Investment Income:
---------------------------------------------------------------------------------------------------------------
Interest.....................................................   $   1,122,155                    $       32,941
Dividends (net of foreign withholding taxes).................         570,095                            84,542
                                                                -----------------------------------------------
Total Income.................................................   $   1,692,250                    $      117,483

Expenses:
---------------------------------------------------------------------------------------------------------------
Management fee (note 2)......................................   $     863,717                    $       46,263
Custodian fee................................................         112,391                            16,363
Equity swap fees.............................................           8,103                                --
Transfer agency fees.........................................         119,465                            60,612
Administration fee (note 2)..................................          38,828                             2,353
Dividend expense.............................................         208,338                                --
Legal and audit fees.........................................         102,999                            44,999
Trustees' fees...............................................           8,801                             9,300
Registration and filing fees.................................          44,415                            36,773
Tax expense..................................................           4,418                             3,338
Interest expenses (notes 1 and 3)............................         363,688                             1,716
Amortization of organization costs (note 1)..................           5,367                             4,132
Shareholder servicing fees (note 4)..........................         137,886                             8,399
Other........................................................          84,235                            57,662
Distribution fees (note 4):
    Class B shares...........................................          72,735                                76
    Class C shares...........................................          27,393                               872
                                                                -----------------------------------------------
Total Expenses...............................................   $   2,202,779                    $      292,858
Fees deferred and/or expenses absorbed by
 Manager (note 2)............................................        (214,996)                         (216,217)
                                                                -----------------------------------------------
Net Expenses.................................................       1,987,783                    $       76,641
Net Investment Income/(Loss).................................        (295,533)                   $       40,842

      The accompanying notes are an integral part of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                     Statement of Operations
                                                  ------------------------------
                                                          March 31, 1999

                                                                                Global Long-Short      Emerging Markets
Net Realized and Unrealized Gain/(Loss) on Investments:                                Fund               Focus Fund
------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions and equity swaps.................................      $   11,019,215         $   (1,795,863)
  Securities sold short....................................................             (94,947)                    --
  Futures contracts........................................................              (2,933)                    --
  Forward foreign-currency exchange contracts..............................            (334,144)               (16,272)
  Written options..........................................................             (48,235)                    --
  Foreign-currency transactions and other net assets.......................            (435,335)               (83,837)
                                                                                 ---------------------------------------
Net Realized Gain/(Loss) on Investments During the Year....................      $   10,103,621         $   (1,895,972)

Net change in unrealized appreciation/(depreciation) of:
  Securities...............................................................      $   14,977,606         $       13,977
  Securities sold short....................................................          (3,448,607)                    --
  Equity swaps.............................................................             (50,204)                    --
  Forward foreign-currency exchange contracts..............................              (9,847)                    --
  Written options..........................................................                (475)                    --
  Foreign-currency transactions and other net assets.......................            (579,527)                   430
                                                                                 ---------------------------------------
Net unrealized Appreciation on Investments During the Year.................      $   10,888,946         $       14,407
Net Realized and Unrealized Gain/(Loss) on Investments
  During the Year..........................................................          20,992,567             (1,881,565)
                                                                                 ---------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations............      $   20,697,034         $   (1,840,723)
Foreign withholding taxes..................................................      $       57,248         $        1,575
                                                                                 ---------------------------------------



  The accompanying notes are an integral part of these financial statements.

----------------------------------
  The Montgomery Partners Series
----------------------------------
Statement of Changes in Net Assets
----------------------------------
   March 31, 1999


Global Long-Short Fund

                                                                                      Year Ended          Period Ended
Increase in Net Assets from Operations:                                                 3/31/99             3/31/98*
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)..................................................      $     (295,533)       $       13,539
Net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts, securities sold short, written options,equity swaps, futures contracts and foreign-currency transactions during
  the period..................................................................          10,103,621               506,608
                                                                                    --------------------------------------
Net unrealized appreciation of securities, forward foreign-currency exchange contracts, written options, equity swaps, foreign-currency
  transactions and other net assets during the period.........................          10,888,946             1,352,951
                                                                                    --------------------------------------
Net Increase in Net Assets Resulting from Operations..........................      $   20,697,034        $    1,873,098

Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investments:
  Class R shares..............................................................      $   (3,527,506)       $           --
  Class B shares..............................................................          (1,000,105)                   --
  Class C shares..............................................................            (402,108)                   --

Beneficial Interest Transactions:
--------------------------------------------------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 8):
  Class R shares..............................................................          69,369,043                    --
  Class A shares..............................................................         (14,713,895)           14,714,995
  Class B shares..............................................................          14,519,052                59,080
  Class C shares..............................................................           5,310,754               195,070
                                                                                    --------------------------------------
Net Increase in Net Assets....................................................      $   90,252,269        $   16,842,243

Net Assets:
--------------------------------------------------------------------------------------------------------------------------
Beginning of Period...........................................................      $   16,842,243        $           --
End of Period.................................................................      $  107,094,512        $   16,842,243
Accumulated Net Investment Loss...............................................      $     (337,050)       $      (13,885)

_______________________________
*  The Montgomery Global Long-Short Fund commenced operations on December 31,
   1997.



  The accompanying notes are an integral part of these financial statements.

                                              ----------------------------------
                                                The Montgomery Partners Series
                                              ----------------------------------
                                              Statement of Changes in Net Assets
                                              ----------------------------------
                                                      March 31, 1999


Emerging Markets Focus Fund

                                                                                           Year Ended          Period Ended
Increase/(Decrease) in Net Assets from Operations:                                           3/31/99             3/31/98*
-----------------------------------------------------------------------------------------------------------------------------
Net investment income...........................................................          $      40,842       $      35,459
Net realized loss on securities sold, forward foreign-currency exchange
  contracts and foreign-currency transactions during the period.................             (1,895,972)            (23,089)
Net unrealized appreciation of securities, foreign-currency
  transactions and other net assets during the period...........................                 14,407             209,168
                                                                                          -----------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations.................          $  (1,840,723)      $     221,538

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A shares................................................................          $     (72,049)      $          --
  Class B shares................................................................                   (168)                 --
  Class C shares................................................................                 (1,738)                 --

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 8):
  Class A shares................................................................          $   1,734,616       $   1,576,045
  Class B shares................................................................                 17,057                 220
  Class C shares................................................................                (16,325)            145,507
                                                                                          -----------------------------------
Net Increase/(Decrease) in Net Assets...........................................          $    (179,330)      $   1,943,310

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------
Beginning of Period.............................................................          $   1,943,310       $          --
End of Period...................................................................          $   1,763,980       $   1,943,310
(Distributions in excess of)/undistributed Net Investment Income................          $     (69,929)      $      37,012

_________________________________________________
* The Montgomery Emerging Markets Focus Fund commenced operations on December 31, 1997.




  The accompanying notes are an integral part of these financial statements.

------------------------------
The Montgomery Partners Series
------------------------------
   Statement of Cash Flows
------------------------------
      March  31, 1999

Cash Flows from Operating Activities:                                             Global Long-Short Fund
----------------------------------------------------------------------------------------------------------------
   Interest income received...........................................     $       946,051
   Dividend income received...........................................             478,749
   Operating expenses paid............................................          (1,095,930)
   Dividend and interest expense paid.................................            (576,906)
   Proceeds from foreign-currency transactions........................           1,152,419
   Proceeds from sales of securities..................................         260,074,316
   Proceeds from short sales and futures transactions.................          27,584,828
   Payments for forward foreign-currency exchange contracts...........            (334,144)
   Payments for written options transactions..........................             (94,054)
   Purchase of securities and purchased options.......................        (351,316,598)
                                                                           ---------------
Cash Used by Operating Activities.....................................                           $  (63,181,269)

Cash Flows from Financing Activities:
   Proceeds from shares subscribed....................................     $   153,879,547
   Payments on shares redeemed........................................         (83,179,311)
   Cash dividends paid*...............................................          (2,217,935)
   Proceeds from loans payable........................................          25,000,000
   Repayment of custodian borrowings..................................          (3,473,635)
                                                                           ---------------
Cash Provided by Financing Activities.................................                           $   90,008,666
   Increase in cash...................................................                           $   26,827,397
   Cash at beginning of year..........................................                                6,872,885
                                                                                                 ---------------
   Cash at end of year................................................                           $   33,700,282

______________________________
*  Non cash activities include reinvestment of dividends of $2,711,769.



  The accompanying notes are an integral part of these financial statements.

                                                  ------------------------------
                                                  The Montgomery Partners Series
                                                  ------------------------------
                                                     Statement of Cash Flows
                                                  ------------------------------
                                                           March 31, 1999

Reconciliation of Net Increase in Net Assets from
Operations to Cash Used by Operating Activities:                                     Global Long-Short Fund
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations....................                        $   20,697,034
    Increase in investments.................................................    $  (121,321,380)
    Increase in interest receivable.........................................           (105,686)
    Increase in dividend receivable.........................................            (91,346)
    Decrease in other assets................................................             15,184
    Increase in receivables for investments sold and equity swaps...........         (6,574,281)
    Decrease in payable for investments purchased...........................         11,601,002
    Decrease in forward foreign-currency exchange contracts.................              9,847
    Decrease in unrealized depreciation of equity swaps.....................             50,204
    Decrease in foreign currency............................................          1,152,419
    Decrease in written options.............................................            (45,344)
    Increase in short sales.................................................         31,439,173
    Increase in accrued expenses and dividend payable.......................            299,763
    Increase in deposit with custodian bank for short sales.................           (307,858)
                                                                                ---------------
Total Adjustments...........................................................                        $  (83,878,303)

Cash Used by Operating Activities...........................................                        $  (63,181,269)



  The accompanying notes are an integral part of these financial statements.

------------------------------
The Montgomery Partners Series
------------------------------
    Financial Highlights
-----------------------------

                                                                                      Global Long-Short Fund*
Selected Per-Share Data for the Year or Period Ended:                                    Class R Shares(a)
                                                                                       3/31/99#       3/31/98#
Net Asset Value--Beginning of Period                                                   $ 12.70        $ 10.00
=============================================================================================================
Net investment income                                                                    (0.05)          0.02
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
investments                                                                               4.92           2.68
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from investment operations                                                                4.87           2.70
-------------------------------------------------------------------------------------------------------------
Distributions:  Dividends from net
investment income                                                                        (1.10)            --
-------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                         $ 16.47        $ 12.70
=============================================================================================================
Total Return**                                                                           39.87%         27.20%
=============================================================================================================
Ratios to Average Net
Assets/Supplemental Data:

Net assets, end of period (in 000s)                                                      (0.35)%         0.65%+
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
to average net assets                                                                     3.35%          2.35%+
-------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets, excluding
dividend, interest and tax expense                                                        3 40%          2.78%+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 225.61%         84.25%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
before reduction of fees by Manager,
to average net assets                                                                    (0.74)%        (1.77)%+
-------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before
reduction of fees by Manager, to
average net assets                                                                        3.79%          5.19%+
-------------------------------------------------------------------------------------------------------------

                                                                                  Emerging Markets Focus Fund*
Selected Per-Share Data for the Year or Period Ended:                                  Class A Shares
                                                                                    3/31/99#       3/31/98#
Net Asset Value--Beginning of Period                                                  $11.43         $10.00
=============================================================================================================
Net investment income                                                                   0.12           0.27
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
investments                                                                            (1.76)          1.16
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from investment operations                                                             (1.64)          1.43
-------------------------------------------------------------------------------------------------------------
Distributions:  Dividends from net
investment income                                                                      (0.16)            --
-------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                       $  9.63         $11.43
=============================================================================================================
Total Return**                                                                        (14.04)%        14.40%
=============================================================================================================
Ratios to Average Net
Assets/Supplemental Data:

Net assets, end of period (in 000s)                                                  $ 1,655         $   17
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
to average net assets                                                                   1.24%          0.46%
-------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets, excluding
dividend, interest and tax expense                                                      2.10%          2.10%+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               437.08%         70.62%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
before reduction of fees by Manager,
to average net assets                                                                  (5.19)%        (2.77)%+
-------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before
reduction of fees by Manager, to
average net assets                                                                      8.68%         15.34%+
-------------------------------------------------------------------------------------------------------------


*    The Funds commenced operations on December 31, 1997.
** Total return represents aggregate total return for the periods indicated and does not include sales charges or redemption fees.
+    Annualized.
(a) On January 29, 1999, Class R shares were issued in exchange for Class A shares.

  The accompanying notes are an integral part of these financial statements.


                                                                                     Global Long-Short Fund*
Selected Per-Share Data for the Year or Period Ended:                     Class B Shares                 Class C Shares
                                                                      3/31/99#      3/31/98#         3/31/99#        3/31/98#

Net Asset Value--Beginning of Period                                  $ 12.64       $ 10.00          $  11.83        $  10.00
=============================================================================================================================
Net investment income                                                   (0.16)         0.00##           (0.15)           0.00##
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
investments                                                              4.87          2.64              4.55            1.83
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from investment operations                                               4.71          2.64              4.40              --
-----------------------------------------------------------------------------------------------------------------------------
Distributions:  Distributions from
net realized capital gains                                              (1.10)           --              1.83           11.89
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                        $ 16.25       $ 12.64          $  15.13        $  11.83
=============================================================================================================================
Total Return**                                                          38.88%        26.50%            38.81%          18.50%
=============================================================================================================================
Ratios to Average Net
Assets/Supplemental Data:

Net assets, end of period (in 000s)                                   $17,031       $    61          $  6,425        $    202
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
to average net assets                                                   (1.10)%       (0.10)%+          (1.10)%         (0.10)%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets, excluding
dividend, interest and tax expenses                                      3.10%         3.10%+            3.10%           3.10%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets, including
dividend, interest and tax expenses                                      4.15%         3.53%+            4.15%           3.53%+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                225.61%        84.25%           225.61%          84.25%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
before reduction of fees by Manager,
to average net assets                                                   (1.49)%       (2.52)%+          (1.49)%         (2.52)%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses including
dividend, interest and tax expenses
before reduction of fees by Manager,
to average net assets                                                    4.54%         5.94%+            4.54%           5.94%+
-----------------------------------------------------------------------------------------------------------------------------


                                                                                    Emerging Market Focus Fund*
                                                                          Class B Shares                  Class C Shares
Selected Per-Share Data for the Year or Period Ended:                 3/31/99#     3/31/98#          3/31/99#        3/31/98#
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value--Beginning of Period                                  $ 11.84       $ 10.00          $  11.83        $  10.00
=============================================================================================================================
Net investment income                                                    0.04          0.25              0.04            0.26
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
investments                                                             (1.86)         1.59             (1.84)           1.57
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from investment operations                                              (1.82)         1.84             (1.80)           1.83
-----------------------------------------------------------------------------------------------------------------------------
Distributions:  Dividends from net
investment income                                                       (0.10)           --             (0.10)             --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                        $  9.92       $ 11.84          $   9.93        $  11.83
=============================================================================================================================
Total Return**                                                         (15.13)%       18.40%           (14.98)%         18.30%
=============================================================================================================================
Ratios to Average Net
Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                   $    92       $   154          $      92       $    154
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
to average net assets                                                    0.49%         9.71%+             0.49%          9.71%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets, excluding
dividend, interest and tax expense                                       2.85%         2.85%+             2.85%          2.85%+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                437.08%        70.62%            437.08%         70.62%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
before reduction of fees by Manager,
to average net assets                                                   (5.94)%       (3.52)%+           (5.94)%        (3.52)%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before
reduction of fees by Manager, to
average net assets                                                       9.43%        16.09%+             9.43%         16.09%+
-----------------------------------------------------------------------------------------------------------------------------

*    The Funds commenced operations on December 31, 1997.
# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
##   Amount represents less than $0.01 per share.
###  Represents an amount less than $1,000.

  The accompanying notes are an integral part of these financial statements.

------------------------------
The Montgomery Partners Series
------------------------------
          Notes
------------------------------
   to Financial Statements
------------------------------

The Montgomery Global Long-Short Fund and the Montgomery Emerging Markets Focus Fund (the "Funds") are part of The Montgomery Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on September 8, 1993. The Funds commenced operations on December 31, 1997. Each Fund's investment objective is to seek capital appreciation.

1.   SIGNIFICANT ACCOUNTING POLICIES:
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a.   Portfolio Valuation
Portfolio securities and short sales are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities and short sales that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq National Market are valued at the mean between the last available bid and ask price prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith under the supervision of the Trust's pricing committee or in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b.   Forward Foreign-Currency  Exchange Contracts
The Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain (loss) is recorded daily. Forward contracts having the same settlement date and broker are offset, and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on the settlement date. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

c.   Foreign Currency
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

                                                 ------------------------------
                                                 The Montgomery Partners Series
                                                 ------------------------------
                                                           Notes
                                                 ------------------------------
                                                    to Financial Statements
                                                 ------------------------------

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain (loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

d.   Repurchase Agreements
The Funds may engage in repurchase agreement transactions either individually or jointly through a joint repurchase account with other series of the Trust and other mutual funds advised by Montgomery Asset Management pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counter-party default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e.   Short Sales/Forward Commitments
Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. A Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the year ended March 31, 1999, the Global Long-Short Fund incurred $208,338 in dividend expenses.

A Fund maintains collateral assets consisting of cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

f.   Options
An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised. If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium").

If a Fund elects to close out the option, it would recognize a gain (loss) based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If a Fund elects to close out the option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, a Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

------------------------------
The Montgomery Partners Series
------------------------------
          Notes
------------------------------
  to Financial Statements
------------------------------

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask price or at the most recent ask price (bid for purchased options) if no bid and ask price is available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

g.   Equity Swaps
The Funds may enter into equity swap agreements in order to participate in foreign markets not currently accessible to the Funds. Pursuant to these agreements, the Fund pays a swap fee in cash, which is equal to the fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make semiannual payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make semiannual payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from (paid to) the swap counterparty representing capital appreciation (depreciation) are recorded as realized gain (loss), while dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the counterparty. However, the Fund does not anticipate non-performance by the counterparty. The Funds may invest in equity swaps with similar but not identical terms as those described above.

h.   Futures Contracts
Each Fund may enter into futures contracts. The Funds may use futures contracts to manage their exposure to the stock market for hedging and non-hedging purposes. The underlying value of each open futures contract is incorporated within the unrealized appreciation (depreciation). This amount reflects each contract's exposure to the underlying instrument or index at March 31, 1999. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument or index. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument or index, or to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to a varying degree, potentially unlimited risk of loss in excess of the futures variation margin. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                                                ------------------------------
                                                The Montgomery Partners Series
                                                ------------------------------
                                                          Notes
                                                ------------------------------
                                                    to Financial Statements
                                                ------------------------------

Subject to the regulations of the Commodity Futures Trading Commission, each Fund may invest in futures contracts and options on futures contracts for bona fide hedging purposes without limitation as to a percentage of its assets but subject to a limit for non-bona fide hedging purposes of 5% of net assets for initial margin and premiums on those futures.

i.   Dividends and Distributions
Dividends, if any, from net investment income are declared and paid at least annually. Distributions of any short-term capital gains earned by the Funds are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be needed in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent differences incurred during the year ended October 31,1998, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated net realized gain/(loss) and paid-in capital as follows:

                                                 Decrease            Increase
                                              Undistributed        Accumulated
                            Decrease          Net Investment       Net Realized
Fund                    Paid-in Capital           Income            Gain/(Loss)
--------------------------------------------------------------------------------
Global Long-
 Short Fund...........     (3,394)               (27,632)             31,026
Emerging Markets
 Focus Fund...........     (4,419)               (73,828)             78,247

j.   Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, including, where applicable, accretion/amortization of discount/ premium on short-term investments, is recognized on the accrual basis. Each Fund's net investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

k.   Federal Income Taxes
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund of all or substantially all federal income taxes. Therefore, no federal income- or excise-tax provision is applicable.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As of October 31, 1998, the Emerging Markets Focus Fund had for federal income-tax purposes unused capital losses of $1,150,764 which will expire in 2006 if not used to offset capital gains in future periods.

------------------------------
The Montgomery Partners Series
------------------------------
          Notes
------------------------------
    to Financial Statements
------------------------------

l.   Organization Costs
Expenses incurred in connection with the organization of the Funds amounted to $27,989 and $20,666 for the Global Long-Short Fund and the Emerging Markets Focus Fund, respectively, and are amortized on a straight-line basis over a period of five years from the commencement of operations. Organization costs payable represent amounts due to Montgomery Asset Management, LLC, for expenses incurred on behalf of the Funds.

m.   Cash
Cash, as used in the Statement of Cash Flows for the Global Long-Short Fund, is the amount reported in the Statements of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs.

n.   Expenses
General expenses of the Trust are allocated to the relevant Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL COMMITMENTS:
a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisors Act"). The Manager is a subsidiary of Commerzbank AG, based in Frankfurt, Germany.

Pursuant to an investment management agreement (the "Agreement") between the Manager and the Trust with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreements. Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below 2.35% and 2.10% for the Global Long-Short Fund and the Emerging Markets Focus Fund, respectively. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided a Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals but do not include the effect of current-year fee deferrals or expense absorption.

                                                 ------------------------------
                                                 The Montgomery Partners Series
                                                 ------------------------------
                                                           Notes
                                                 ------------------------------
                                                     to Financial Statements
                                                 ------------------------------

                                                            Management
                                           Contractual      Effective        Fee Including
                            Management     Management       Effect of        Administration
Fund                           Fee             Fee        Fees Deferred           Fee
-------------------------------------------------------------------------------------------
Global Long-
  Short Fund...............   1.50%           1.56%            1.17%             0.07%
Emerging Markets
  Focus Fund...............   1.25%           1.38%              --              0.07%

For the year ended March 31, 1999, the Manager has deferred fees and/or absorbed expenses subject to recoupment as follows:

                                                                       Deferred
                                                 Current               Management
                             Current               Year             Fees and Absorbed
                               Year              Expenses            Expenses Subject
Fund                        Reductions           Absorbed             to Recoupment
------------------------------------------------------------------------------------------
Global Long-
  Short Fund..............   $214,996            $     --                  $214,996
Emerging Markets
  Focus Fund..............     46,263             169,954                   216,217

Included in other expense are expenses recouped from the previous year of $19,191 and $40,700 for Global Long-Short Fund and Emerging Markets Focus Fund, respectively.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for service as a Trustee of all Trusts advised by the Manager ($15,000 of which will be allocated to the Montgomery Funds II).

3.   LINE OF CREDIT:
Under an unsecured Revolving Credit Agreement with DeutscheBank (New York), the Global Long-Short Fund (only through August 28, 1998) and the Emerging Markets Focus Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1998, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate amount borrowed does not exceed $175,000,000. The Funds pay their pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance.

At March 31, 1999, there were no loans outstanding under this agreement. For the year ended March 31, 1999, there were no borrowings by the Funds under the agreement.

Under a Credit Agreement dated August 28, 1998, the Global Long-Short Fund may borrow up to one-third of its assets value from Bank of America NT&SA. This Fund makes quarterly payments of a 0.10% annual commitment fee of the unutilized credit line balance. At March 31, 1999, the fund had $25,000,000 of borrowings outstanding under this agreement.

For the year ended March 31, 1999, the Global Long-Short Fund borrowed money to leverage the portfolio, resulting in $363,688 of interest expense being incurred by the Fund. For the year ended March 31, 1999, borrowings by the fund under the agreement were as follows:

                                     Maximum        Average                     Debt
                  Average Amount      Debt          Interest       Average       per
Fund               Outstanding     Outstanding        Rate         Shares       Share
-------------------------------------------------------------------------------------
Global Long-
  Short Fund       $6,627,671      $25,000,000        5.4%        3,899,994     $1.70

4.   SHAREHOLDER SERVICING AND DISTRIBUTION PLANS:
The Funds have adopted a shareholder servicing plan for Class A (redesignated Class R in January 1999 for the Global Long-Short Fund), Class B and Class C shares and a distribution plan for Class B and Class C shares of each Fund. The shareholder servicing plan permits the Funds to compensate or reimburse servicing agents for shareholder servicing provided by the servicing agents. The distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate or reimburse Funds Distributor, Inc. (the "Distributor") for activities or expenses primarily intended to result in the

------------------------------
The Montgomery Partners Series
------------------------------
          Notes
------------------------------
  to Financial Statements
------------------------------

sale of the class's shares. Payments under the shareholder servicing plan are limited to 0.25% of average daily net assets. Payments under the distribution plan are limited to 0.75% of Class B's and Class C's average daily net assets.

The Funds were advised by the Distributor that for the year ended March 31, 1999, the Distributor received $247,361 in shareholder servicing and distribution fees. The Distributor also received the proceeds of sales commissions paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid upon certain redemptions of Class B and Class C shares. For the year ended March 31, 1999, the Distributor earned $62,606 and $13,961 in contingent deferred sales charges on Class B and Class C shares, respectively, of the Funds. Certain employees of the Distributor serve as officers of the Funds.

5.   SECURITIES TRANSACTIONS:
a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, for the year ended March 31, 1999, were:

Fund                                                                                          Purchases              Sales
-----------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund.....................................................................  $238,644,920        $143,135,742
Emerging Markets Focus Fund................................................................    13,487,592          12,112,053

b. At March 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                Taxable                     Taxable                   Net Tax Basis          Cost for Federal
Fund                    Unrealized Appreciation     Unrealized Depreciation      Unrealized Appreciation       Tax Purposes
-----------------------------------------------------------------------------------------------------------------------------
Global Long-
  Short Fund                 $22,481,446                 $5,761,938                     $16,719,508             $124,057,762
Emerging Markets
  Focus Fund                     242,011                     18,712                         223,299                1,118,115

c. The schedule of forward foreign-currency exchange contracts at March 31, 1999, was as follows:


                                                                                                              Net Unrealized
                         Foreign-Currency                            Settlement        In Exchange for         Appreciation/
                            Amount                                      Date                (US$)              (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund:

Forward Foreign-Currency Exchange Contracts to Receive
                          810,066   British Pound                      4/06/99          $1,307,291               $  (7,834)
                        1,061,532   European Monetary Unit             4/08/99           1,147,405                    (536)
                          366,806   European Monetary Unit             4/30/99             397,011                     347
                                                                                        ----------------------------------
                                    Total                                               $2,851,707               $  (8,023)
                                                                                                                 =========
Forward Foreign-Currency Exchange Contracts to Deliver
                         732,436    European Monetary Unit             4/06/99          $  791,590               $  (1,488)
                         134,741    Hong Kong Dollar                   4/07/99              17,384                       7
                         191,268    European Monetary Unit             4/30/99             207,018                  (1,042)
                                                                                        ----------               ----------
                                    Total                                               $1,015,992               $  (2,523)
                                                                                        ==========               =========
                                    Net Unrealized Depreciation                                                  $ (10,546)
                                                                                                                 =========

                                     -------------------------------------------
                                            The Montgomery Partners Series
                                     -------------------------------------------
                                                        Notes
                                     -------------------------------------------
                                            to  Financial  Statements


d. At March 31, 1999, the Global Long-Short Fund had the following written option contracts open:

                                             Number of      Expiration     Strike
Issuer                                       Contracts         Date         Price      Value      Premiums
---------------------------------------------------------------------------------------------------------------
Call Options Written:
Circuit City Stores Inc. (Retail Trade)         55            4/17/99      $ 75.00    $ 19,250    $ 25,273
                                                                                      ========    ========

e. Written option activity for the Global Long-Short Fund for the year ended March 31, 1999, was as follows:

Written Options                                              Premiums     Number of Contracts
-------------------------------------------------------------------------------------------------
Options outstanding at March 31, 1998...............        $   71,092                  260
Options written.....................................           188,666               12,935
Options expired.....................................           (23,189)                (105)
Options closed......................................          (207,776)              (9,535)
Options exercised...................................            (3,520)              (3,500)
                                                            ----------           ----------
Written options outstanding at March 31, 1999.......        $   25,273                   55
                                                            ==========           ==========

f. The Global Long-Short Fund has the ability to enter into equity swap agreements with Robert Flemming & Co. Limited, London, with respect to the holdings of foreign equity securities. Each equity swap is for a period of three years. At March 31, 1999, the Global Long-Short Fund had the following open equity swap agreements:

                                         Notional   Swap Fee     Floating      Termination           Unrealized
Underlying Security                       Amount      Rate         Rate           Date         Appreciation/(Depreciation)
---------------------------------------------------------------------------------------------------------------------------
Associated Cement Co................    $ 221,107     1.50%    Libor+ 0.50%       3/31/00              $   10,705
ITC Ltd.............................      209,787     1.50     Libor+ 0.50        3/31/00                   7,288
NIIT Ltd............................      240,968     1.50     Libor+ 0.50        3/31/00                 (49,661)
Ranbaxy Laboratories Ltd., GDR......      494,223     1.50     Libor+ 0.50        3/24/00                 (20,823)
Reliance Industries Ltd., GDR.......      259,436     1.50     Libor+ 0.50        3/24/00                   2,287

6.   FOREIGN SECURITIES:
The Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

-------------------------------------------
      The Montgomery Partners Series
-------------------------------------------
                 Notes
-------------------------------------------
       to Financial Statements


7.   TRANSACTIONS IN SHARES WITH A BENEFICIAL INTEREST:
The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01.

                                                             Global Long-Short Fund              Emerging Markets Focus Fund
                                                               Year Ended 3/31/99                    Year Ended 3/31/99
                                                        -------------------------------        -------------------------------
                                                           Shares          Dollars                Shares          Dollars
                                                        -------------------------------        -------------------------------
Class R Shares:
Sold................................................      2,502,705     $  38,599,800                   --     $          --
Issued as reinvestments of dividends................             --                --                   --                --
Re-issued for name change from Class A shares.......      3,966,659        52,104,139                   --                --
Redeemed............................................     (1,392,567)      (21,334,896)                  --                --
                                                        -------------------------------        -------------------------------
Net increase........................................      5,076,797     $  69,369,043                   --     $          --
                                                        ===============================        ===============================

Class A Shares:
Sold................................................      6,446,498     $  93,356,477              746,596     $   7,655,077
Issued as reinvestments of dividends................        198,228         2,711,754                8,306            63,151
Redeemed............................................     (3,983,154)      (58,677,987)            (739,577)       (5,983,612)
Cancelled for name change to Class R shares.........     (3,966,659)      (52,104,139)                  --                --
                                                        -------------------------------        -------------------------------
Net increase........................................     (1,305,087)    $ (14,713,895)              15,325     $   1,734,616
                                                        ===============================        ===============================

Class B Shares:
Sold................................................      1,184,123     $  16,623,219                1,641     $      17,057
Issued as reinvestments of dividends................              1                15                   --                --
Redeemed............................................       (140,910)       (2,104,182)                  --                --
                                                        -------------------------------        -------------------------------
Net increase........................................      1,043,214     $  14,519,052                1,641     $      17,057
                                                        ===============================        ===============================

Class C Shares:
Sold................................................        511,612     $   6,598,428               38,800     $     342,778
Issued as reinvestments of dividends................              1                15                   --                --
Redeemed............................................       (103,968)       (1,287,689)             (42,510)         (359,103)
                                                        -------------------------------        -------------------------------
Net increase/(decrease).............................        407,645     $   5,310,754               (3,710)    $     (16,325)
                                                        ===============================        ===============================

                                                             Global Long-Short Fund              Emerging Markets Focus Fund
                                                               Year Ended 3/31/98*                   Year Ended 3/31/98*
                                                        -------------------------------        -------------------------------
                                                           Shares          Dollars                Shares          Dollars
                                                        -------------------------------        -------------------------------
Class A Shares:
Sold................................................      1,351,456     $  15,266,337              156,519     $   1,576,045
Redeemed............................................        (46,369)         (551,342)                  --                --
                                                        -------------------------------        -------------------------------
Net increase........................................      1,305,087     $  14,714,995              156,519     $   1,576,045
                                                        ===============================        ===============================

Class B Shares:
Sold................................................          4,825     $      59,080                   22     $         220
Redeemed............................................             --                --                   --                --
                                                        -------------------------------        -------------------------------
Net increase........................................          4,825     $      59,080                   22     $         220
                                                        ===============================        ===============================

Class C Shares:
Sold................................................         20,057     $     221,260               13,008     $     145,507
Redeemed............................................         (3,000)          (26,190)                  --                --
                                                        -------------------------------        -------------------------------
Net increase........................................         17,057     $     195,070               13,008     $     145,507
                                                        ===============================        ===============================

______________________________
*  The Funds commenced operations on December 31, 1997.

                                     -------------------------------------------
                                            The Montgomery Partners Series
                                     -------------------------------------------
                                                        Notes
                                     -------------------------------------------
                                              to Financial Statements


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MONTGOMERY GLOBAL LONG-SHORT FUND AND MONTGOMERY EMERGING MARKETS FOCUS FUND

In our opinion, the accompanying statements of assets and liabilities, including the portfolios investments; and schedule of short sales, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery Global Long-Short Fund and Montgomery Emerging Markets Focus Fund (two series constituting part of The Montgomery Funds II, hereafter collectively referred to as the "Funds") at March 31, 1999, the results of each their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999, by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     San Francisco, CA
     June 11, 1999

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